UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

THE WHG FUNDS
WESTWOOD HOLDINGS GROUP, INC.

Annual Report

October 31, 2011

Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

The WHG Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

October 31, 2011

Dear Shareholders:

As 2011 draws to a close, we would like to thank you for investing with the WHG Funds. During the past twelve months, macro forces such as the tsunami in Japan, political unrest in the Middle East and the Eurozone contagion fears have contributed to near term global economic uncertainty. Volatility was the norm and the term ‘flash recession’ was coined as U.S. Equity Markets have gyrated from standstill one month to a bounce back the next month.

Stocks prices tend to be more impacted by macro forces when fear and volatility are rising. During such periods, it can be difficult for active managers who employ bottom-up, fundamental research to generate high levels of alpha and stock price correlations become high because investors don’t differentiate between companies based upon fundamental execution.

However, volatility in the markets has, and should continue to lead investors to seek out the most stable or safest components of the risk-based asset classes. This fact, along with good relative valuations, should drive demand for U.S. high quality companies with the ability to pay attractive dividends to shareholders. We believe that a focus on these high quality companies with under-appreciated earnings growth potential is the best way for managers to exploit this demand in a slow revenue growth environment.

As we take on 2012, we will, as long-term investors, remain disciplined, keep emotions in check and be opportunistic. Thank you for entrusting us with your assets.

A discussion of each fund’s performance during the past twelve months is presented below.

WHG LargeCap Value Fund

The performance of the WHG LargeCap Value Fund for the periods ended October 31, 2011, was as follows:

	6 Months	2011 Fiscal Year

WHG LargeCap Value Fund – I shares (WHGLX)	(9.21)%	5.62%
WHG LargeCap Value Fund – A shares (WWLAX) (without sales charge)	(9.31)%	5.37%
Russell 1000 Value Index	(9.49)%	6.16%

During the period, the Fund was heavily impacted by investors selling securities with global economic exposure with little regard for each company’s fundamental merits. Conversely, our underweight sector position in Financial Services aided relative performance. Holdings in insurance companies and strong banking companies in this sector also aided relative performance relative to the index sector. However, our Financial Services holdings as a whole was also impacted by our global tilt and companies such as MetLife, AFLAC, JPMorgan Chase, and Franklin Resources all suffered as investors aggressively sold financial stocks with global exposure. In Consumer Staples, Philip Morris International, a domestic based company, performed well as global events weighed on investors’ minds.

Our overweight in Technology, along with strong stock selection aided performance. Oracle, and International Business Machines and Dell were top contributors and rose after reporting strong earnings growth; however. their strong performance was offset by weakness in Cisco Systems and Corning.

In Consumer Discretionary, Time Warner, along with CBS, reported good quarterly earnings and rose on strong ad rates and demand figures. Gap, however, declined after lowering guidance amid higher cotton prices and weaker than expected same store sales, while General Motors fell on the potential for rising gas prices negatively impacting sales.

Relative performance was hindered by security selection in Health Care, Utilities, and Technology. Western Digital, in Technology, was a detractor to relative performance due to weakness in its end markets as demand for glass used in monitors and TVs waned. The Fund’s significant exposure to companies with high levels of foreign revenue earlier this fiscal year was also a detractor as investors preferred domestic oriented companies due to fears about Europe and the spread of

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

a global recession. Securities with heavy exposure to foreign demand, including General Electric, Microsoft and Western Digital, all performed poorly as each generates over 50% of revenues from foreign sources.

Other Financial Services firms, including Bank of America and JPMorgan Chase, were among the worst performers this year, as investors shunned companies with exposure to banking on renewed concerns over net interest margin pressure and continued credit quality weakness. Fears of the ultimate impact and reach of Financial Reform legislation during the year also served to drive these stocks lower.

WHG SMidCap Fund

The performance of the WHG SMidCap Value Fund for the periods ended October 31, 2011, was as follows:

	6 Months	2011 Fiscal Year

WHG SMidCap Fund	(12.91)%	6.64%
Russell 2500 Index	(12.72)%	7.97%

Defensive stocks, companies with predominately domestic revenue sources, and high quality companies were the best performers. Relative performance was aided by security selection in the Energy, Consumer Discretionary, and Technology sectors. The best performing security was Motorola Mobility Holdings, which reported that it is being acquired by Google at a significant premium to its market value. Jack Henry & Associates was bid higher due to its high quality fundamentals and visible earnings growth, while BE Aerospace rose on optimism surrounding the commercial aerospace industry, especially the growth in orders at Boeing. Finally, Utilities firms DTE Energy and Wisconsin Energy benefitted from the investor flight to safety.

Relative performance was hindered by security selection in the Materials & Processing, Producer Durables, and globally exposed Financial Services names. Despite the continued good operating results of many companies in these sectors, they were driven lower by the extreme macro-economic fears. The worst performing securities are all considered economically-sensitive and include Kraton Performance Polymers, which reported that it lost market share to a competitor, and Foster Wheeler, which dropped on concerns of slower global demand for energy products. Veeco Instruments was weak as investors grew concerned about overcapacity in the industry, while Visteon declined in sympathy with the very weak auto parts industry. Finally, Navistar International sold off after reporting disappointing earnings and on concerns of lower truck/transport demand as the economy weakens.

WHG SMidCap Plus Fund

The performance of the WHG SMidCap Plus Fund for the periods ended October 31, 2011, was as follows:

	6 Months	Cumulative Since Inception (3/28/11)

WHG SMidCap Plus Fund	(12.73)%	(10.20)%
Russell 2500 Index	(12.72)%	(8.02)%

Security selection in the Technology and Energy sectors was the primary positive contributor to relative performance. Top performer Motorola Mobility, jumped 71% on the back of the announcement of their acquisition by Google. Other stocks that produced gains in the quarter were Jack Henry & Associates, which rebounded after a good quarterly earnings report, and the three owned Utilities: Wisconsin Energy, DTE Energy and CMS Energy. Finally, BE Aerospace increased modestly as strong orders at Boeing Aircraft are expected to flow through to BE Aerospace as a key supplier.

Economically-sensitive Producer Durables represented a bottom performing sector. In terms of specific stocks, Veeco Instruments was the worst performing stock based on fears of a forthcoming fall-off in orders of their LED lighting manufacturing machines in China. Casino gaming company WMS Industries and truck maker Navistar International were poor performing stocks, all due to global macro-economic concerns. Financial Services holdings with global exposure, such as Lazard, detracted from performance. Finally, Newfield Exploration declined on the back of falling crude oil prices.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

WHG SmallCap Value Fund

The performance of the WHG SmallCap Value Fund for the periods ended October 31, 2011, was as follows:

	6 Months	2011 Fiscal Year
WHG SmallCap Value Fund	(11.15)%	7.94%
Russell 2000 Value Index	(13.94)%	3.54%

Smaller market capitalization company stocks, which tend to have revenues that are more sensitive to the business cycle, underperformed the broad US market. Indiscriminate trading activity in the small cap marketplace created opportunities for the Small Cap portfolio. High quality stocks held up well and holdings within Consumer Discretionary, Energy, and Financial Services benefitted the portfolio. Heartland Payment Systems has been a steady performer since the Durbin amendment regarding fees for debit interchange was passed. Texas Capital Bancshares and smaller locally-based financial holdings have fared well as they have not been affected by the concerns of larger globally exposed banks.

Better stock selection in Energy allowed the portfolio to outperform against the benchmark sector. GeoResources reported good production numbers and forward 2012 guidance was above expectations due to rising production out of their Eagle Ford location. Cloud Peak Energy has been a top performer after signing a favorable lease with the U.S. Government to mine coal in Wyoming. Gastar Exploration’s wells in east Texas produced subpar results, which hurt investor sentiment and Warren Resources traded down as a pending approval for two more water injection permits in California was put on hold and halted operations.

Health Care holdings were detractors due to a combination of uncertainty in health care reform and hospitals experiencing budget constraints. Other detractors to the portfolio came from Materials and Processing’s Kraton Performance Polymers, as an uncertain outlook hurt performance but we expect to gain some clarity on the company’s outlook with a recent bounce back in butadiene prices. Technology’s Veeco Instruments also suffered as markets expected LED orders and growth in China to slowdown. Producer Durable’s trucking company, Saia, detracted from the portfolio as it fell on worries of an economic slowdown.

WHG Income Opportunity Fund

The performance of the WHG Income Opportunity Fund for the periods ended October 31, 2011, was as follows:

	6 Months	2011 Fiscal Year
WHG Income Opportunity Fund – I shares	(1.16)%	5.35%
WHG Income Opportunity Fund – A shares (without sales charge)	(1.27)%	5.13%
Citigroup 10 - Year Treasury Index	12.14%	7.81%
Citigroup 3-Month Treasury Bill Index	0.03%	0.10%
S&P 500 Index	(7.11)%	8.09%
FTSE NAREIT Index	(4.99)%	10.16%
Blended Benchmark*	0.27%	7.18%
*	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

An overweight in equities, Master Limited Partnerships (“MLPs”), and Treasury Inflation Protected Securities (“TIPs”) helped the fund’s performance, while an underweight in Real Estate Investment Trusts (“REITs”) and U.S. Government issues detracted from performance. Appreciation in the Fund’s Health Care, Utilities, and MLPs offset contractions in Financial Services and Producer Durables.

Strong revenues helped Bristol-Myers Squibb, and Abbott Laboratories largest product, Humira, grew faster than expected. Earnings visibility and better than expected results due to hotter weather helped Utility Southern outperform. The movement higher in oil prices drove Chevron and Exxon Mobil into double-digit returns. Furthermore, the MLP asset class continues to perform well due to strong investment in energy infrastructure domestically, coupled with an attractive yield.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

The Fund’s positions in high-quality fixed-income holdings were helped by a flight to safety as a result of the sovereign debt crisis in Europe. The Boeing Corporate Obligation, due March, 15, 2019, benefitted from a shift down in the yield curve and confidence in the airplane manufacturer’s investment grade credit rating. The 2016 and 2018 TIPs surged as investors sought protection against inflation. Additionally, the 2019 U.S. Treasury Bond and the 2019 FHLMCs appreciated due to a shift in the yield curve and their implicit and explicit government backing.

Citigroup Convertible declined due to continued industry-wide concerns over a spread of financial contagion from Europe to the rest of the world. Citigroup’s higher degree of international exposure also hurt the shares despite the company’s strong balance sheet and solid capital position. MetLife and Hartford Convertibles were also impacted by the volatility in global capital markets, as well as low and declining interest rates, and rising risk premiums. Despite these headwinds, current operating conditions are manageable and valuations look attractive. General Motors also posted strong operating performance, but concerns over the negative impact lower discount rates will have on pension liabilities weighed on the convertible holding.

WHG Balanced Fund

The performance of the WHG Balanced Fund for the periods ended October 31, 2011, was as follows:

	6 Months	2011 Fiscal Year
WHG Balanced Fund	(4.29)%	4.73%
S&P 500 Index	(7.11)%	8.09%
Barclays U.S. Government/Credit Index	5.91%	5.26%
Blended Benchmark*	(1.81)%	7.37%
*	60% S&P 500 Index/40% Barclays U.S. Government/Credit Index

The WHG LargeCap Value Fund strategy comments apply to the equity portion of the WHG Balanced Fund. Over the last twelve months the fixed income markets, as all other asset classes, have experienced an exceptionally high degree of volatility. After rising sharply over the final months of 2010 and the first quarter of 2011, interest rates reversed course and moved dramatically lower in the second and third quarter of 2011. The strong second half rally did more than offset losses realized earlier in the period, resulting in positive returns for the trailing twelve months. In what is quickly becoming a recurring theme, macro factor drove activity in the fixed income markets, particularly over the final six months. Just as in the equity markets, volatility surged higher amid a plethora of economic and political events including growing tension surrounding the European banking crisis as well as the S&P downgrade to U.S. debt. In addition, several key indicators signaled the potential for a recession, further undermining confidence in a sustainable recovery. Lastly, the Federal Reserve announced on September 21st their intention to purchase longer-dated Treasuries in yet another attempt to support the U.S. economy. When the dust finally settled, U.S. Treasury yields posted one of their sharpest declines in history, with the yield on the 30-year bond at just over 3.0% at the end of October.

The 30-year Treasury, with a return of approximately 20%, was the star performer over the past twelve months. Treasury inflation protected securities (“TIPs”) and longer duration corporate bonds were also strong performers. Short-duration bonds, along with corporate bonds issued by financial companies lagged the broader market. The Fund’s holdings in U.S. Treasury securities, especially TIPS, along with Agency bonds and select high grade corporate securities were the primary contributors to performance over the past twelve months. The Fund’s shorter duration and underweight position in long duration Treasury and Agency securities compared to the benchmark detracted from relative performance.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

WHG Dividend Growth Fund

The WHG Dividend Growth Fund (the “Fund”) has changed its fiscal year end from June 30 to October 31. Accordingly, the performance of the WHG Dividend Growth Fund for the four month period from June 30, 2011 through October 31, 2011, which was not addressed in the Fund’s June 30, 2011 Annual Report, was as follows:

	4 Months (6/30/11- 10/31/11)	6 Months	2011 Fiscal Year
WHG Dividend Growth Fund	(3.25)%	(6.13)%	5.88%
S&P 500 Index	(4.45)%	(7.11)%	8.09%

Stock market price volatility was elevated during the four months ended October 31, 2011. After a double-digit percentage decline in the 3rd quarter of 2011, the S&P 500 Index rallied in the month of October. Through the market decline, the Fund seized the opportunity to purchase, or add to, selected high quality companies at attractive prices. Cisco Systems, Ecolab, International Business Machines, Wells Fargo and Union Pacific were among those companies. As the market rallied in October, these companies provided strong returns for this four month period.

Relative performance was helped primarily by security selection in the Financial Services sector. While the Fund was overweight the relatively weak Financial Services sector, it was underweight the bank stocks which performed poorly. Wells Fargo and US Bancorp were the only bank stock positions in the Fund and the timing of the Wells Fargo purchase was opportune. Other Financial Service companies in the portfolio include several insurance companies. Insurer ACE was a notable outperforming stock for this period, while asset manager Franklin Resources hindered performance.

Relative performance was hindered by an underweight of the Technology sector. Technology was the top performing sector in the benchmark. Though Technology stocks Cisco Systems, Intel and International Business Machines were among the Fund’s top performers, the Fund’s underweight of the sector hindered relative performance. Also hindering relative performance was stock selection in Producer Durables, where United Technologies was weak, and the Fund’s lack of exposure to the defensive Utility sector stocks.

Sincerely,

The Investment Team

The WHG Funds

This represents the managers’ assessment of the Portfolios and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, visit our website at www.whgfunds.com.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

Definition of the Comparative Indices

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

Barclays U.S. Government/Credit Index is a fixed-income market value-weighted index that combines the Lehman Brothers U.S. Government Index and the Barclays U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices), publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	5.62%	6.13%	0.07%	1.38%
Class A with sales charge	0.10%	4.10%	N/A	(5.23)%
Class A without sales charge	5.37%	5.90%	N/A	(3.95)%
Russell 1000 Value Index	6.16%	8.78%	(2.05)%	0.15%

*	Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007. The Russell 1000 Value Index reports annualized inception to date as of June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	6.64%	16.76%	6.63%	8.13%
Russell 2500 Index	7.97%	16.04%	2.01%	3.71%

* Commenced operations on December 19, 2005. The Russell 2500 Index reports annualized inception to date as of December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP PLUS FUND

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
Cumulative Inception to Date*
Institutional Class	(10.20)%
Russell 2500 Index	(8.02)%

*	Commenced operations on March 28, 2011. The Russell 2500 Index reports annualized inception to date as of March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Class	7.94%	9.85%	(1.50)%
Russell 2000 Value Index	3.54%	9.52%	(2.72)%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index reports annualized inception to date as of April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND

	Growth of a $10,000 Investment
	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	5.35%	10.11%	5.73%	6.32%
Class A with sales charge	(0.10)%	7.98%	N/A	4.86%
Class A without sales charge	5.13%	9.84%	N/A	6.28%
25/25/25/25 Hybrid of the following Indexes	7.18%	10.49%	3.37%	4.84%
S&P 500 Index	8.09%	11.41%	0.25%	2.02%
FTSE NAREIT Index	10.16%	16.34%	(1.00)%	3.89%
Citigroup 3-Month Treasury Bill Index	0.10%	0.16%	1.53%	1.98%
Citigroup 10-Year Treasury Benchmark	7.81%	8.64%	7.81%	7.00%

*

Institutional Class commenced operations on December 19, 2005. Class A commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark report annualized inception to date as of December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND

	Growth of a $10,000 Investment
	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class	4.73%	6.37%	2.05%	2.69%
60/40 Hybrid of the following Indexes	7.37%	11.14%	3.13%	3.90%
S&P 500 Index	8.09%	11.41%	0.25%	1.43%
Barclays U.S. Government/Credit Index	5.26%	9.38%	6.41%	6.56%

*	Commenced operations on September 8, 2006. The S&P 500 Index and Barclays U.S. Government/Credit Index report annualized inception to date as of September 8, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG DIVIDEND GROWTH FUND

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2011
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Class	5.88%	14.00%	1.34%	4.35%
S&P 500 Index	8.09%	11.41%	0.25%	3.69%

* Commenced operations on August 6, 2001. The S&P 500 Index reports annualized inception to date as of August 6, 2001. Total return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.0%

	Shares	Value
CONSUMER DISCRETIONARY — 10.5%
Comcast, Cl A	202,700	$4,753,315
General Motors*	180,200	4,658,170
Time Warner	137,400	4,807,626
Wal-Mart Stores	77,400	4,390,128
Walt Disney	130,800	4,562,304

		23,171,543

CONSUMER STAPLES — 5.8%
CVS Caremark	117,200	4,254,360
PepsiCo	68,900	4,337,255
Philip Morris International	61,600	4,303,992

		12,895,607

ENERGY — 14.5%
Anadarko Petroleum	55,100	4,325,350
Apache	46,000	4,582,980
Chevron	45,300	4,758,765
EQT	71,600	4,546,600
Exxon Mobil	55,900	4,365,231
Newfield Exploration*	57,800	2,327,028
Occidental Petroleum	74,300	6,905,442

		31,811,396

FINANCIAL SERVICES — 20.6%
ACE	65,200	4,704,180
AFLAC	111,000	5,004,990
Ameriprise Financial	96,800	4,518,624
Bank of America	594,300	4,059,069
CIT Group*	122,500	4,269,125
Franklin Resources	37,600	4,009,288
JPMorgan Chase	131,400	4,567,464

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
MetLife	144,000	$5,063,040
Travelers	83,700	4,883,895
Wells Fargo	167,100	4,329,561

		45,409,236

HEALTH CARE — 13.6%
Abbott Laboratories	70,500	3,797,835
Covidien	136,900	6,439,776
Johnson & Johnson	93,400	6,014,026
Merck	64,800	2,235,600
Pfizer	360,500	6,943,230
Teva Pharmaceutical Industries ADR	110,300	4,505,755

		29,936,222

MATERIALS & PROCESSING — 4.1%
Dow Chemical	158,000	4,405,040
EI Du Pont de Nemours	94,000	4,518,580

		8,923,620

PRODUCER DURABLES — 11.1%
Boeing	69,000	4,539,510
Deere	30,500	2,314,950
General Dynamics	30,400	1,951,376
Honeywell International	87,700	4,595,480
ITT	139,000	6,338,400
Union Pacific	48,400	4,819,188

		24,558,904

TECHNOLOGY — 11.0%
Dell*	411,700	6,508,977
Intel	174,900	4,292,046
Microsoft	155,700	4,146,291
Oracle	132,600	4,345,302
TE Connectivity	136,300	4,845,465

		24,138,081

UTILITIES — 6.8%
American Electric Power	111,500	4,379,720
AT&T	216,400	6,342,684
Sempra Energy	79,600	4,276,908

		14,999,312

Total Common Stock (Cost $190,540,596)		215,843,921

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND
OCTOBER 31, 2011

SHORT-TERM INVESTMENT — 1.7%

	Shares	Value
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (A) (Cost $3,658,199)	3,658,199	$3,658,199

Total Investments — 99.7% (Cost $194,198,795)		$219,502,120

Percentages are based upon Net Assets of $220,245,834.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2011.

ADR — American Depositary Receipt

    Cl — Class

As of October 31, 2011, all of the Fund’s investments were Level 1.

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS

COMMON STOCK — 100.2%

	Shares	Value
CONSUMER DISCRETIONARY — 16.0%
BorgWarner*	111,400	$8,520,986
Brinker International	332,662	7,617,960
Kirkland’s*	140,549	1,579,771
Lear	180,076	8,447,365
PetSmart	101,500	4,765,425
Signet Jewelers	198,357	8,551,170
Tupperware Brands	146,500	8,283,110
Universal Technical Institute*	222,754	3,180,927
Visteon*	174,962	9,731,387
WMS Industries*	173,342	3,797,923

		64,476,024

CONSUMER STAPLES — 4.3%
Dr. Pepper Snapple Group	127,155	4,761,955
JM Smucker	107,951	8,314,386
Molson Coors Brewing, Cl B	98,800	4,183,192

		17,259,533

ENERGY — 8.6%
Approach Resources*	182,215	4,447,868
Cabot Oil & Gas	52,031	4,043,849
Chesapeake Midstream Partners LP (A)	135,887	3,588,776
Cloud Peak Energy*	235,531	5,405,437
Plains Exploration & Production*	278,100	8,760,150
Swift Energy*	273,474	8,373,774

		34,619,854

FINANCIAL SERVICES — 23.2%
Aspen Insurance Holdings	330,425	8,752,958
Axis Capital Holdings	267,926	8,399,480
BankUnited	347,790	7,578,344
East West Bancorp	559,494	10,893,348
First Financial Bancorp	520,510	8,536,364

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
First Niagara Financial Group	745,845	$6,854,316
HCC Insurance Holdings	275,400	7,328,394
Lazard, Cl A (A)	305,471	8,351,577
Nara Bancorp*	303,975	2,577,708
Safety Insurance Group	91,338	3,892,826
SVB Financial Group*	76,836	3,529,846
Transatlantic Holdings	146,466	7,622,091
Willis Group Holdings	115,079	4,178,518
Wintrust Financial	176,422	5,095,067

		93,590,837

HEALTH CARE — 6.0%
CareFusion*	369,930	9,470,208
DENTSPLY International	117,886	4,357,067
Hologic*	483,944	7,801,177
Orthofix International NV*	76,932	2,701,082

		24,329,534

MATERIALS & PROCESSING — 10.4%
Albemarle	80,596	4,294,961
Aptargroup	168,106	8,064,045
Cabot Microelectronics*	92,460	3,561,559
Eastman Chemical	96,298	3,783,548
Kraton Performance Polymers*	303,003	5,963,099
Packaging Corp of America	297,340	7,754,627
Timken	211,262	8,898,356

		42,320,195

PRODUCER DURABLES — 11.8%
AGCO*	98,777	4,329,396
BE Aerospace*	115,326	4,351,250
Foster Wheeler*	383,919	8,185,153
Gardner Denver	63,130	4,881,843
Harsco	344,928	7,950,590
Hubbell, Cl B	138,582	8,285,818
Navistar International*	204,132	8,587,833
TMS International, Cl A*	132,900	1,141,611

		47,713,494

REAL ESTATE INVESTMENT TRUSTS — 4.6%
DiamondRock Hospitality	524,610	4,747,721
Digital Realty Trust	159,950	9,969,683
Washington Real Estate Investment Trust	138,579	4,013,248

		18,730,652

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
TECHNOLOGY — 11.5%
Global Payments	218,064	$10,013,499
Jack Henry & Associates	249,497	8,086,198
KLA-Tencor	89,200	4,200,428
Tellabs	1,702,900	7,373,557
Veeco Instruments*	234,109	6,248,369
Western Digital*	392,400	10,453,536

		46,375,587

UTILITIES — 3.8%
CMS Energy	368,100	7,663,842
Wisconsin Energy	234,400	7,601,592

		15,265,434

Total Common Stock Cost $391,018,043)		404,681,144

SHORT-TERM INVESTMENT — 0.1%

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (B) (Cost $510,501)	510,501	510,501

Total Investments — 100.3% (Cost $391,528,544)		$405,191,645

Percentages are based upon Net Assets of $403,978,786.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At October 31, 2011, these securities amounted to $11,940,353 or 3.0% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2011.

 Cl – Class

 LP – Limited Partnership

As of October 31, 2011, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP PLUS FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.2%

	Shares	Value
CONSUMER DISCRETIONARY — 15.5%
BorgWarner*	2,800	$214,172
Brinker International	9,000	206,100
Lear	4,600	215,786
PetSmart	4,700	220,665
Signet Jewelers	5,400	232,794
Tupperware Brands	3,400	192,236
Visteon*	5,200	289,224
WMS Industries*	5,100	111,741

		1,682,718

CONSUMER STAPLES — 5.7%
Dr. Pepper Snapple Group	5,200	194,740
JM Smucker	2,800	215,656
Molson Coors Brewing, Cl B	5,100	215,934

		626,330

ENERGY — 6.0%
Cabot Oil & Gas	1,400	108,808
Chesapeake Midstream Partners LP (A)	4,100	108,281
Newfield Exploration*	2,900	116,754
Plains Exploration & Production*	6,900	217,350
Rowan*	2,800	96,572

		647,765

FINANCIAL SERVICES — 18.2%
Aspen Insurance Holdings	3,900	103,311
Axis Capital Holdings	6,600	206,910
BankUnited	10,400	226,616
East West Bancorp	13,100	255,057
First Niagara Financial Group	31,000	284,890
HCC Insurance Holdings	6,700	178,287
Invesco	5,500	110,385
Lazard, Cl A (A)	7,900	215,986
SVB Financial Group*	2,300	105,662

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
Transatlantic Holdings	3,800	$197,752
Willis Group Holdings	2,700	98,037

		1,982,893

HEALTH CARE — 8.5%
Boston Scientific*	19,400	114,266
CareFusion*	10,700	273,920
DENTSPLY International	2,700	99,792
Hologic*	14,200	228,904
Laboratory Corp of America Holdings*	2,500	209,625

		926,507

MATERIALS & PROCESSING — 10.8%
Airgas	1,900	131,005
Albemarle	2,100	111,909
Aptargroup	4,100	196,677
Eastman Chemical	2,800	110,012
Packaging Corp of America	7,600	198,208
Republic Services, Cl A	7,100	202,066
Timken	5,400	227,448

		1,177,325

PRODUCER DURABLES — 13.1%
AGCO*	2,300	100,809
BE Aerospace*	3,200	120,736
Foster Wheeler*	12,300	262,236
Gardner Denver	1,300	100,529
Harsco	9,000	207,450
Hubbell, Cl B	3,500	209,265
ITT	4,700	214,320
Navistar International*	5,000	210,350

		1,425,695

REAL ESTATE INVESTMENT TRUSTS — 5.7%
Alexandria Real Estate Equities	3,200	211,488
Digital Realty Trust	3,400	211,922
Liberty Property Trust	3,100	99,200
Washington Real Estate Investment Trust	3,200	92,672

		615,282

TECHNOLOGY — 11.8%
Amphenol, Cl A	2,000	94,980
CA	4,700	101,802
Global Payments	5,800	266,336
Jack Henry & Associates	6,500	210,665

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP PLUS FUND
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
TECHNOLOGY — continued
KLA-Tencor	2,300	$108,307
Veeco Instruments*	8,200	218,858
Western Digital*	10,500	279,720

		1,280,668

UTILITIES — 1.9%
CMS Energy	4,800	99,936
Wisconsin Energy	3,300	107,019

		206,955

Total Common Stock (Cost $11,714,604)		10,572,138

SHORT-TERM INVESTMENT — 2.4%

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (B) (Cost $260,500)	260,500	260,500

Total Investments — 99.6% (Cost $11,975,104)		$10,832,638

Percentages are based upon Net Assets of $10,874,144.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At October 31, 2011, these securities amounted to $324,267 or 3.0% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2011.

Cl - Class

LP - Limited Partnership

As of October 31, 2011, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97. 9%

	Shares	Value
CONSUMER DISCRETIONARY — 11.7%
Brinker International	28,300	$648,070
Kirkland’s*	49,208	553,098
Rent-A-Center, Cl A	20,100	686,415
Saks*	65,800	695,506
Warnaco Group*	13,100	643,210
Wolverine World Wide	15,800	599,294

		3,825,593

CONSUMER STAPLES — 1.9%
J&J Snack Foods	12,029	620,335

ENERGY — 12.0%
Approach Resources*	16,200	395,442
Cloud Peak Energy*	30,300	695,385
Gastar Exploration*	105,100	388,870
GeoResources*	15,900	421,986
Kodiak Oil & Gas*	97,800	675,798
Matrix Service*	60,535	642,882
Pioneer Drilling*	29,200	288,788
Swift Energy*	12,700	388,874

		3,898,025

FINANCIAL SERVICES — 23.2%
AMERISAFE*	30,800	663,740
Bancfirst	9,100	352,170
Calamos Asset Management, Cl A	45,700	570,793
Center Financial*	26,000	170,820
Chemical Financial	37,350	751,855
Columbia Banking System	41,300	787,591
Employers Holdings	23,100	374,682
First Citizens BancShares, Cl A	3,500	570,675
First Financial Bancorp	42,800	701,920
Knight Capital Group, Cl A*	42,300	528,327
Nara Bancorp*	30,700	260,336
Safety Insurance Group	15,219	648,634

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
SVB Financial Group*	12,600	$578,844
Wintrust Financial	21,500	620,920

		7,581,307

HEALTH CARE — 4.0%
Natus Medical*	75,854	652,344
Orthofix International NV*	19,019	667,757

		1,320,101

MATERIALS & PROCESSING — 3.5%
Kaydon	18,700	588,302
Kraton Performance Polymers*	27,791	546,927

		1,135,229

PRODUCER DURABLES — 16.9%
AO Smith	18,450	685,602
EnerSys*	14,300	322,179
Genesee & Wyoming, Cl A*	6,300	373,023
Harsco	27,620	636,641
Hurco*	11,700	305,604
Landstar System	15,200	678,376
Layne Christensen*	22,100	556,699
Moog, Cl A*	18,000	697,140
Saia*	48,000	640,800
TAL International Group	22,100	615,043

		5,511,107

REAL ESTATE INVESTMENT TRUSTS — 11.3%
Coresite Realty	41,480	690,642
DCT Industrial Trust	140,200	695,392
DiamondRock Hospitality	82,100	743,005
Healthcare Realty Trust	36,111	682,137
Potlatch	18,200	591,136
Washington Real Estate Investment Trust	10,800	312,768

		3,715,080

TECHNOLOGY — 6.7%
Heartland Payment Systems	30,459	662,788
Pervasive Software*	45,300	282,219
SYNNEX*	20,708	597,840
Tellabs	78,900	341,637
Veeco Instruments*	11,900	317,611

		2,202,095

UTILITIES — 6.7%
Avista	11,100	282,495
Cleco	17,200	634,164
NorthWestern	18,700	644,215

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
UTILITIES — continued
Portland General Electric	25,200	$618,408

		2,179,282

Total Common Stock (Cost $31,183,185)		31,988,154

SHORT-TERM INVESTMENT — 1.5%

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (A) (Cost $500,504)	500,504	500,504

Total Investments — 99.5% (Cost $31,683,689)		$32,488,658

Percentages are based upon Net Assets of $32,664,448.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2011.

Cl	– Class

As of October 31, 2011, all of the Fund’s investments were considered Level 1.

For the year ended October 31, 2011, there were no transfers between Level 1 and

Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial

Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55. 5%

	Shares	Value
CONSUMER DISCRETIONARY — 2.5%
Time Warner	183,600	$6,424,164
Wal-Mart Stores	98,600	5,592,592

		12,016,756

CONSUMER STAPLES — 4.6%
General Mills	272,598	10,503,201
PepsiCo	89,900	5,659,205
Philip Morris International	80,500	5,624,535

		21,786,941

ENERGY — 17.5%
Boardwalk Pipeline Partners LP (A)	149,101	4,261,306
Chesapeake Midstream Partners LP (A)	206,800	5,461,588
Chevron	114,800	12,059,740
Eagle Rock Energy Partners LP (A)	473,010	4,739,560
El Paso Pipeline Partners LP (A)	142,000	4,732,860
Energy Transfer Equity LP (A)	148,155	5,666,929
Enterprise Products Partners LP (A)	260,641	11,684,536
Exxon Mobil	149,400	11,666,646
Magellan Midstream Partners (A)	140,000	8,947,400
Oiltanking Partners LP	146,222	3,977,238
Plains All American Pipeline LP (A)	143,000	9,433,710

		82,631,513

FINANCIAL SERVICES — 1.2%
Travelers	100,600	5,870,010

HEALTH CARE — 5.8%
Abbott Laboratories	210,300	11,328,861
Bristol-Myers Squibb	169,600	5,357,664

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Johnson & Johnson	169,200	$10,894,788

		27,581,313

MATERIALS & PROCESSING — 2.2%
EI Du Pont de Nemours	215,000	10,335,050

PRODUCER DURABLES — 4.5%
Automatic Data Processing	102,100	5,342,893
Boeing	80,200	5,276,358
Raytheon	246,300	10,883,997

		21,503,248

REAL ESTATE INVESTMENT TRUSTS — 6.8%
Alexandria Real Estate Equities	85,824	5,672,108
Digital Realty Trust	194,200	12,104,486
Mack-Cali Realty	178,200	5,000,292
Rayonier	123,450	5,151,569
Washington Real Estate Investment Trust	168,300	4,873,968

		32,802,423

TECHNOLOGY — 3.5%
Microchip Technology	150,200	5,431,232
Microsoft	415,400	11,062,102

		16,493,334

UTILITIES — 6.7%
American Electric Power	141,200	5,546,336
AT&T	165,500	4,850,805
Nextera Energy	89,000	5,019,600
Southern	126,300	5,456,160
Vodafone Group ADR	187,500	5,220,000
Xcel Energy	219,900	5,684,415

		31,777,316

Total Common Stock (Cost $241,505,453)		262,797,904

PREFERRED STOCK — 17.4%

CONSUMER DISCRETIONARY — 3.0%
Comcast, Ser B, 7.000%	379,967	9,643,563
General Motors, Ser B, 4.750%	115,600	4,804,336

		14,447,899

FINANCIAL SERVICES — 8.8%
Bank of America, Ser D, 6.204%	570,010	12,249,515
Citigroup, 7.500%	97,484	9,264,879
Hartford Financial Services Group, Ser F, 7.250%	219,700	4,604,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
OCTOBER 31, 2011

PREFERRED STOCK — continued

	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
JPMorgan Chase Capital XXVIII, 7.200%	424,800	$10,726,200
MetLife, 5.000%	69,500	4,719,745

		41,565,251

REAL ESTATE INVESTMENT TRUSTS — 2.2%
Public Storage, Ser M, 6.625%	410,792	10,471,088

UTILITIES — 3.4%
Dominion Resources, Ser A, 8.375%	188,083	5,448,765
Nextera Energy Capital, Ser E, 7.450%	178,599	4,765,021
PPL, 8.750%	108,600	5,928,474

		16,142,260

Total Preferred Stock (Cost $86,639,764)		82,626,498

CORPORATE OBLIGATIONS — 8.4%
CONSUMER STAPLES — 0.3%
Philip Morris International 6.875%, 03/17/14	$1,100,000	1,252,031

ENERGY — 1.2%
Anadarko Petroleum 5.950%, 09/15/16	2,750,000	3,160,347
BHP Billiton Finance USA 5.500%, 04/01/14	1,250,000	1,386,607
Marathon Oil 5.900%, 03/15/18	1,000,000	1,168,473

		5,715,427

FINANCIAL SERVICES — 2.7%
Bank of America MTN 5.650%, 05/01/18	1,550,000	1,552,077
Barclays Bank, Ser 1 5.000%, 09/22/16	4,350,000	4,620,470
Citigroup 6.375%, 08/12/14	2,250,000	2,428,974
JPMorgan Chase 6.300%, 04/23/19	3,500,000	3,965,958

		12,567,479

PRODUCER DURABLES — 1.0%
Boeing 6.000%, 03/15/19	2,000,000	2,422,536
CSX 6.250%, 04/01/15	2,000,000	2,305,574

		4,728,110

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Vornado Realty 4.250%, 04/01/15	$2,750,000	$2,812,156

TECHNOLOGY — 1.6%
Arrow Electronics 6.000%, 04/01/20	2,500,000	2,665,405
Koninklijke Philips Electronics 4.625%, 03/11/13	3,200,000	3,359,677
Oracle 4.950%, 04/15/13	1,700,000	1,804,701

		7,829,783

UTILITIES — 1.0%
AT&T 6.700%, 11/15/13	1,100,000	1,222,058
Sempra Energy 2.000%, 03/15/14	3,500,000	3,547,303

		4,769,361

Total Corporate Obligations (Cost $37,379,902)		39,674,347

U.S. TREASURY OBLIGATIONS — 5.0%

U.S. Treasury Bond 3.375%, 11/15/19	4,250,000	4,747,713

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	1,750,000	2,284,116
1.375%, 07/15/18	10,800,000	12,704,817

		14,988,933

U.S. Treasury Notes
3.375%, 11/30/12	1,500,000	1,551,621
3.250%, 05/31/16	2,250,000	2,490,644

		4,042,265

Total U.S. Treasury Obligations (Cost $21,733,349)		23,778,911

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%

FHLMC
5.500%, 07/18/16	2,250,000	2,688,804
3.750%, 03/27/19	6,000,000	6,742,932
2.125%, 03/23/12	2,700,000	2,721,341

		12,153,077

FNMA
5.375%, 06/12/17	2,750,000	3,308,745
2.625%, 11/20/14	5,000,000	5,296,620

		8,605,365

Total U.S. Government Agency Obligations (Cost $19,465,870)		20,758,442

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
OCTOBER 31, 2011

SHORT-TERM INVESTMENT — 8.3%

	Shares	Value
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (B) (Cost $39,181,560)	39,181,574	$39,181,560

Total Investments — 99.0% (Cost $445,905,898)		$468,817,662

Percentages are based upon Net Assets of $473,374,704.

(A)	Securities considered Master Limited Partnership. At October 31, 2011, these securities amounted to $54,927,889 or 11.6% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2011.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2011 when valuing the Fund’s investments:
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$262,797,904	$—	$—	$262,797,904
Preferred Stock	82,626,498	—	—	82,626,498
Corporate Obligations	—	39,674,347	—	39,674,347
U.S. Treasury Obligations	—	23,778,911	—	23,778,911
U.S. Government Agency Obligations	—	20,758,442	—	20,758,442
Short-Term Investment	39,181,560	—	—	39,181,560

Total Investments in Securities	$384,605,962	$84,211,700	$—	$468,817,662

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 61.2%

	Shares	Value

CONSUMER DISCRETIONARY — 6.6%
Comcast, Cl A	5,800	$136,010
General Motors*	5,200	134,420
Time Warner	3,900	136,461
Wal-Mart Stores	2,400	136,128
Walt Disney	3,700	129,056

		672,075

CONSUMER STAPLES — 3.6%
CVS Caremark	3,400	123,420
PepsiCo	1,900	119,605
Philip Morris International	1,800	125,766

		368,791

ENERGY — 8.3%
Anadarko Petroleum	1,600	125,600
Apache	1,300	129,519
Chevron	1,300	136,565
EQT	2,000	127,000
Exxon Mobil	1,700	132,753
Newfield Exploration*	1,700	68,442
Occidental Petroleum	2,100	195,174

		915,053

FINANCIAL SERVICES — 13.7%
ACE	2,000	144,300
AFLAC	3,100	139,779
Ameriprise Financial	2,800	130,704
Bank of America	17,400	118,842
CIT Group*	3,600	125,460
Franklin Resources	1,200	127,956
JPMorgan Chase	3,800	132,088
MetLife	4,200	147,672
Travelers	2,400	140,040

COMMON STOCK — continued

	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
Wells Fargo	4,700	$121,777

		1,328,618

HEALTH CARE — 8.5%
Abbott Laboratories	2,100	113,127
Covidien	4,000	188,160
Johnson & Johnson	2,800	180,292
Merck	1,900	65,550
Pfizer	10,100	194,526
Teva Pharmaceutical Industries ADR	3,200	130,720

		872,375

MATERIALS & PROCESSING — 2.5%
Dow Chemical	4,500	125,460
EI Du Pont de Nemours	2,700	129,789

		255,249

PRODUCER DURABLES — 7.0%
Boeing	2,000	131,580
Deere	800	60,720
General Dynamics	1,000	64,190
Honeywell International	2,700	141,480
ITT	4,100	186,960
Union Pacific	1,300	129,441

		714,371

TECHNOLOGY — 6.9%
Dell*	12,000	189,720
Intel	5,100	125,154
Microsoft	4,500	119,835
Oracle	3,900	127,803
TE Connectivity	3,900	138,645

		701,157

UTILITIES — 4.1%
American Electric Power	3,100	121,768
AT&T	5,900	172,929
Sempra Energy	2,300	123,579

		418,276

Total Common Stock (Cost $5,483,577)		6,245,965

CORPORATE OBLIGATIONS — 14.2%

ENERGY — 4.2%
Apache 5.250%, 04/15/13	$75,000	80,014

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2011

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
BHP Billiton Finance USA 5.500%, 04/01/14	$75,000	$83,196
General Electric 5.000%, 02/01/13	75,000	78,650
Marathon Oil 5.900%, 03/15/18	75,000	87,635
XTO Energy 6.500%, 12/15/18	75,000	96,850

		426,345

FINANCIAL SERVICES — 4.3%
Ace INA Holdings 5.600%, 05/15/15	100,000	111,605
Barclays Bank, Ser 1 5.000%, 09/22/16	50,000	53,109
Berkshire Hathaway 5.125%, 09/15/12	75,000	78,043
Citigroup MTN 5.500%, 10/15/14	75,000	79,890
JPMorgan Chase 6.300%, 04/23/19	100,000	113,313

		435,960

PRODUCER DURABLES — 0.8%
Burlington Northern Santa Fe 5.650%, 05/01/17	75,000	86,269

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Vornado Realty 4.250%, 04/01/15	50,000	51,130

TECHNOLOGY — 1.8%
Koninklijke Philips Electronics 4.625%, 03/11/13	75,000	78,742
Oracle 4.950%, 04/15/13	100,000	106,159

		184,901

UTILITIES — 2.6%
AT&T 6.700%, 11/15/13	50,000	55,548
Sempra Energy 2.000%, 03/15/14	75,000	76,014
Southern 4.150%, 05/15/14	50,000	53,842
Vodafone Group 4.150%, 06/10/14	75,000	80,819

		266,223

Total Corporate Obligations (Cost $1,351,604)		1,450,828

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%

	Face Amount/ Shares	Value
FHLMC
5.250%, 04/18/16	$100,000	$117,795
5.125%, 07/15/12	100,000	103,503
3.750%, 03/27/19	150,000	168,573
2.125%, 03/23/12	100,000	100,790
FNMA
5.375%, 06/12/17	200,000	220,523
5.000%, 04/15/15	60,000	68,429
4.375%, 09/15/12	275,000	287,313
2.625%, 11/20/14	100,000	105,933

Total U.S. Government Agency Obligations (Cost $1,112,745)		1,172,859

U.S. TREASURY OBLIGATIONS — 11.0%

U.S. Treasury Bill 0.136%, 04/05/12(A)	125,000	124,978

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	75,000	97,891
2.125%, 01/15/19	75,000	92,975
1.375%, 07/15/18	200,000	235,260

		426,126

U.S. Treasury Notes
5.125%, 05/15/16	105,000	124,991
3.625%, 08/15/19	100,000	113,531
3.375%, 11/30/12	125,000	129,302
0.750%, 08/15/13	100,000	100,883
0.625%, 07/31/12	100,000	100,371

		569,078

Total U.S. Treasury Obligations (Cost $1,034,972)		1,120,182

SHORT-TERM INVESTMENT — 1.7%

SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (B) (Cost $174,086)	174,086	174,086

Total Investments — 99.6% (Cost $9,156,984)		$10,163,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2011

    Percentages are based upon Net Assets of $10,204,151.

*	Non-income producing security.

(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B)	The rate reported is the 7-day effective yield as of October 31, 2011.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2011 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$6,245,965	$—	$—	$6,245,965
Corporate Obligations	—	1,450,828	—	1,450,828
U.S. Government Agency Obligations	—	1,172,859	—	1,172,859
U.S. Treasury Obligations	—	1,120,182	—	1,120,182
Short-Term Investment	174,086	—	—	174,086

Total Investments in Securities	$6,420,051	$3,743,869	$—	$10,163,920

For the year ended October 31, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG DIVIDEND GROWTH FUND
OCTOBER 31, 2011

Sector Weightings (unaudited)†:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.0%

	Shares	Value
CONSUMER DISCRETIONARY — 10.6%
Brinker International	53,357	$1,221,875
Darden Restaurants	29,500	1,412,460
Kohl’s	29,600	1,569,096
Lowe’s	80,500	1,692,110
Wal-Mart Stores	30,000	1,701,600

		7,597,141

CONSUMER STAPLES — 12.8%
Colgate-Palmolive	7,300	659,701
CVS Caremark	45,000	1,633,500
McCormick	31,300	1,519,928
PepsiCo	25,000	1,573,750
Procter & Gamble	33,000	2,111,670
Unilever, Cl NY Shares	47,800	1,650,534

		9,149,083

ENERGY — 8.2%
Chevron	20,200	2,122,010
ConocoPhillips	26,000	1,810,900
Exxon Mobil	25,000	1,952,250
Kinder Morgan	9,272	—

		5,885,160

FINANCIAL SERVICES — 20.5%
ACE	25,000	1,803,750
Allied World Assurance Holdings	24,800	1,440,880
Aspen Insurance Holdings	42,500	1,125,825
Berkshire Hathaway, Cl B*	19,500	1,518,270
Endurance Specialty Holdings	30,000	1,116,000
Franklin Resources	12,000	1,279,560
RenaissanceRe Holdings	22,900	1,559,948
T. Rowe Price Group	24,400	1,289,296
US Bancorp	57,600	1,473,984
Wells Fargo	27,300	707,343

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
Western Union	76,000	$1,327,720

		14,642,576

HEALTH CARE — 14.3%
Abbott Laboratories	25,500	1,373,685
Becton Dickinson	24,000	1,877,520
Cardinal Health	15,400	681,758
Johnson & Johnson	36,000	2,318,040
Merck	18,921	652,775
Pfizer	76,900	1,481,094
UnitedHealth Group	23,684	1,136,595
WellPoint	10,400	716,560

		10,238,027

MATERIALS & PROCESSING — 6.2%
Compass Minerals International	21,250	1,616,488
Ecolab	26,400	1,421,376
Republic Services, Cl A	48,800	1,388,848

		4,426,712

PRODUCER DURABLES — 8.4%
Boeing	20,500	1,348,695
Parker Hannifin	17,000	1,386,350
Union Pacific	15,000	1,493,550
United Technologies	22,900	1,785,742

		6,014,337

TECHNOLOGY — 12.2%
Cisco Systems	92,100	1,706,613
Intel	83,000	2,036,820
International Business Machines	9,900	1,827,837
Microsoft	62,800	1,672,364
Oracle	44,300	1,451,711

		8,695,345

UTILITIES — 2.9%
Vodafone Group ADR	75,400	2,099,136

Total Common Stock (Cost $62,213,656)		68,747,517

SHORT-TERM INVESTMENT — 2.7%

Federated Prime Money Market Obligations Fund, 0.170% (A) (Cost $1,928,904)	1,928,904	1,928,904

Total Investments — 98.7% (Cost $64,142,560)		$70,676,421

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG DIVIDEND GROWTH FUND
OCTOBER 31, 2011

Percentages are based on Net Assets of $71,594,122.

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of October 31, 2011.

ADR – American Depositary Receipt

Cl – Class

NY – New York

As of October 31, 2011, all of the Fund’s investments were considered Level 1.

For the period from July 1, 2011 to October 31, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
OCTOBER 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

	WHG LargeCap Value Fund	WHG SMidCap Fund	WHG SMidCap Plus Fund	WHG SmallCap Value Fund
Assets:
Investments, at Value (Cost $194,198,795, $391,528,544, $11,975,104 and $31,683,689 respectively)	$219,502,120	$405,191,645	$10,832,638	$32,488,658
Receivable for Investment Securities Sold	603,415	—	190,719	255,616
Receivable for Capital Shares Sold	299,544	194,648	72,570	17,979
Dividends and Income Receivable	207,980	104,793	3,057	10,540
Reclaims Receivable	6,160	—	—	—
Deferred Offering Costs	—	—	19,620	—
Receivable from Investment Adviser	—	—	10,606	3,765
Prepaid Expenses	19,275	14,442	5,974	5,710

Total Assets	220,638,494	405,505,528	11,135,184	32,782,268

Liabilities:
Payable for Investment Securities Purchased	—	732,258	226,365	62,540
Payable for Capital Shares Redeemed	186,656	407,534	—	186
Payable due to Investment Adviser	148,579	242,184	6,447	21,987
Payable due to Administrator	11,314	20,434	544	1,637
Payable due to Trustees	2,951	5,476	143	421
Chief Compliance Officer Fees Payable	1,473	2,732	71	210
Payable for Distribution Fees — Class A	873	—	—	—
Other Accrued Expenses	40,814	116,124	27,470	30,839

Total Liabilities	392,660	1,526,742	261,040	117,820

Net Assets	$220,245,834	$403,978,786	$10,874,144	$32,664,448

NET ASSETS CONSIST OF:
Paid-in Capital	$195,456,072	$342,973,802	$11,952,948	$30,644,484
Undistributed Net Investment Income	2,244,169	1,032,204	17,051	20,938
Accumulated Net Realized Gain (Loss) on Investments	(2,757,732)	46,309,679	46,611	1,194,057
Net Unrealized Appreciation (Depreciation) on Investments	25,303,325	13,663,101	(1,142,466)	804,969

Net Assets	$220,245,834	$403,978,786	$10,874,144	$32,664,448

Institutional Class Shares
Net Assets	$215,893,801	$403,978,786	$10,874,144	$32,664,448
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	21,269,464	27,594,494	1,210,337	3,536,367

Net Asset Value, Offering and Redemption Price Per Share	$10.15	$14.64	$8.98	$9.24

Class A Shares
Net Assets	$4,352,033	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	429,536	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$10.13	N/A	N/A	N/A

Maximum Offering Price Per Share	$10.66	N/A	N/A	N/A

	($10.13 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
OCTOBER 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

	WHG Income Opportunity Fund	WHG Balanced Fund	WHG Dividend Growth Fund
Assets:
Investments, at Value (Cost $445,905,898, $9,156,984 and $64,142,560, respectively)	$468,817,662	$10,163,920	$70,676,421
Receivable for Capital Shares Sold	3,785,605	—	1,848
Dividends and Income Receivable	1,502,310	37,710	93,174
Receivable for Investment Securities Sold	—	19,044	1,296,973
Reclaims Receivable	—	180	—
Receivable from Investment Adviser	4,484	6,140	7,487
Prepaid Expenses	18,820	9,458	16,378

Total Assets	474,128,881	10,236,452	72,092,281

Liabilities:
Payable for Investment Securities Purchased	—	—	428,392
Payable for Capital Shares Redeemed	352,067	100	—
Payable due to Investment Adviser	286,547	6,355	43,734
Payable due to Administrator	24,177	536	3,690
Payable due to Trustees	6,123	142	945
Payable for Distribution Fees — Class A	4,667	—	—
Chief Compliance Officer Fees Payable	3,056	71	471
Other Accrued Expenses	77,540	25,097	20,927

Total Liabilities	754,177	32,301	498,159

Net Assets	$473,374,704	$10,204,151	$71,594,122

NET ASSETS CONSIST OF:
Paid-in Capital	$457,642,486	$10,375,030	$59,670,697
Undistributed Net Investment Income	1,584,690	11,349	1,073,407
Accumulated Net Realized Gain/(Loss) on Investments	(8,764,236)	(1,189,164)	4,316,157
Net Unrealized Appreciation on Investments	22,911,764	1,006,936	6,533,861

Net Assets	$473,374,704	$10,204,151	$71,594,122

Institutional Class Shares
Net Assets	$448,112,370	$10,204,151	$71,594,122
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	39,286,046	994,731	6,494,857

Net Asset Value, Offering and Redemption Price Per Share	$11.41	$10.26	$11.02

Class A Shares
Net Assets	$25,262,334	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,215,898	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$11.40	N/A	N/A

Maximum Offering Price Per Share	$12.00	N/A	N/A
	($11.40 ÷ 95.00%)	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS FOR THE PERIODS ENDED
OCTOBER 31, 2011

STATEMENTS OF OPERATIONS

	WHG LargeCap Value Fund	WHG SMidCap Fund	WHG SMidCap Plus Fund(1)	WHG SmallCap Value Fund
Investment Income
Dividends	$5,142,293	$5,503,160	$73,644	$425,000
Less: Foreign Taxes Withheld	(9,581)	—	—	—

Total Investment Income	5,132,712	5,503,160	73,644	425,000

Expenses
Investment Advisory Fees	1,705,764	3,181,677	42,482	290,387
Administration Fees	147,115	273,667	3,538	22,087
Distribution Fees — Class A	12,463	—	—	—
Trustees’ Fees	11,464	21,505	306	1,711
Chief Compliance Officer Fees	4,312	8,084	115	651
Transfer Agent Fees	63,374	64,770	10,992	20,197
Registration and Filing Fees	41,791	34,880	5,155	19,662
Professional Fees	36,613	53,446	19,911	22,072
Printing Fees	19,565	34,433	4,003	5,966
Custodian Fees	11,277	22,483	3,883	5,820
Offering Costs	—	—	36,509	—
Shareholder Servicing Fees	—	335,752	5,664	43,258
Other Expenses	18,974	28,229	916	4,276

Total Expenses	2,072,712	4,058,926	133,474	436,087

Less:
Waiver of Investment Advisory Fees	—	—	(42,482)	(9,024)
Reimbursement from Investment Advisor	—	—	(34,347)	—
Advisory Waiver Recapture	214,557	—	—	—
Fees Paid Indirectly	(417)	(91)	(2)	(17)

Net Expenses	2,286,852	4,058,835	56,643	427,046

Net Investment Income (Loss)	2,845,860	1,444,325	17,001	(2,046)

Net Realized Gain on Investments	13,738,936	55,177,028	46,661	4,751,053
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,907,569)	(36,920,916)	(1,142,466)	(2,196,770)

Net Realized and Unrealized Gain (Loss) on Investments	8,831,367	18,256,112	(1,095,805)	2,554,283

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,677,227	$19,700,437	$(1,078,804)	$2,552,237

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Commenced operations on March 28, 2011.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
FOR THE PERIODS ENDED
OCTOBER 31, 2011

STATEMENTS OF OPERATIONS

	WHG Income Opportunity Fund	WHG Balanced Fund	WHG Dividend Growth Fund(1)	WHG Dividend Growth Fund(2)
Investment Income
Dividends	$10,558,557	$138,432	$519,623	$1,472,342
Interest	3,105,520	136,808	—	—
Other Income	—	—	—	13,273
Less: Foreign Taxes Withheld	—	(245)	(1,164)	(7,561)

Total Investment Income	13,664,077	274,995	518,459	1,478,054

Expenses
Investment Advisory Fees	2,677,245	77,653	172,090	465,870
Administration Fees	228,354	6,696	14,431	83,674
Distribution Fees — Class A	40,289	—	—	—
Trustees’ Fees	18,720	526	1,338	7,564
Chief Compliance Officer Fees	6,948	199	41	6,313
Transfer Agent Fees	73,221	16,701	8,869	27,317
Registration and Filing Fees	61,676	18,866	7,682	15,627
Professional Fees	44,543	20,176	28,987	51,144
Printing Fees	33,631	4,129	—	11,013
Custodian Fees	17,376	2,475	1,487	12,307
Other Expenses	22,748	8,378	1,121	7,124

Total Expenses	3,224,751	155,799	236,046	687,953

Less:
Waiver of Investment Advisory Fees	—	(62,609)	(7,487)	(6,321)
Advisory Waiver Recapture	30,025	—	—	—
Fees Paid Indirectly	(317)	(7)	(7)	(22)

Net Expenses	3,254,459	93,183	228,552	681,610

Net Investment Income	10,409,618	181,812	289,907	796,444

Net Realized Gain (Loss) on Investments	2,317,285	473,934	(1,788,740)	7,787,029
Net Realized Gain on Foreign Currency Transactions	—	—	—	419
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,035,461	(191,767)	(674,825)	4,325,937

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	4,352,746	282,167	(2,463,565)	12,113,385

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,762,364	$463,979	$(2,173,658)	$12,909,829

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) For the period from July 1, 2011 through October 31, 2011 (See Note 1).

(2) For the year ended June 30, 2011 (See Note 1).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	WHG LargeCap Value Fund		WHG SMidCap Fund		WHG SMidCap Plus Fund*
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011
Operations:
Net Investment Income (Loss)	$2,845,860	$2,067,075	$1,444,325	$1,159,355	$17,001
Net Realized Gain (Loss) on Investments	13,738,936	3,729,189	55,177,028	17,529,275	46,661
Net Realized Gain on Foreign Currency Translation	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,907,569)	17,014,236	(36,920,916)	32,733,609	(1,142,466)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,677,227	22,810,500	19,700,437	51,422,239	(1,078,804)

Dividends and Distributions:

Net Investment Income:
Institutional Class	(2,046,596)	(1,624,098)	(1,377,325)	(745,696)	—
Class A	(31,954)	(71,322)	—	—	—
Return of Capital, Institutional Class	—	—	—	—	—
Net Realized Gains:
Institutional Class	—	—	(3,500,875)	—	—

Total Dividends and Distributions	(2,078,550)	(1,695,420)	(4,878,200)	(745,696)	—

Capital Share Transactions:
Institutional Class:
Issued	41,706,763	56,981,829	133,305,621	187,499,973	12,822,944
Fund Merger (See Note 10)	—	51,998,192	—	—	—
Reinvestment of Dividends	1,564,376	1,160,446	4,109,608	672,356	—
Redeemed	(51,125,912)	(42,135,347)	(92,010,079)	(63,797,805)	(869,996)

Increase (Decrease) in Institutional Class Capital Share Transactions	(7,854,773)	68,005,120	45,405,150	124,374,524	11,952,948

Class A:
Issued	801,966	3,626,005	N/A	N/A	N/A
Reinvestment of Dividends	31,954	71,322	N/A	N/A	N/A
Redeemed	(2,068,084)	(4,265,839)	N/A	N/A	N/A

Increase (Decrease) in Class A Capital Share Transactions	(1,234,164)	(568,512)	N/A	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,088,937)	67,436,608	45,405,150	124,374,524	11,952,948

Total Increase (Decrease) in Net Assets	509,740	88,551,688	60,227,387	175,051,067	10,874,144

Net Assets:
Beginning of Period	$219,736,094	$131,184,406	$343,751,399	$168,700,332	$—

End of Period	$220,245,834	$219,736,094	$403,978,786	$343,751,399	$10,874,144

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$2,244,169	$1,476,859	$1,032,204	$959,132	$17,051

Shares Issued and Redeemed:
Institutional Class:
Issued	4,038,375	6,226,269	8,704,494	14,808,538	1,303,891
Fund Merger (See Note 10)	—	5,727,747	—	—	—
Reinvestment of Dividends	153,070	124,779	272,827	54,886	—
Redeemed	(5,023,594)	(4,550,147)	(6,111,091)	(5,095,146)	(93,554)

Total Institutional Class Transactions	(832,149)	7,528,648	2,866,230	9,768,278	1,210,337

Class A:
Issued	75,940	395,087	N/A	N/A	N/A
Reinvestment of Dividends	3,124	7,677	N/A	N/A	N/A
Redeemed	(199,488)	(461,001)	N/A	N/A	N/A

Total Class A Transactions	(120,424)	(58,237)	N/A	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(952,573)	7,470,411	2,866,230	9,768,278	1,210,337

* Commenced operations on March 28, 2011.

** For the period July 1, 2011 through October 31, 2011 (See Note 1).

*** For the Fiscal years ended June 30 (See Note 1).

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

WHG SmallCap Value Fund		WHG Income Opportunity Fund		WHG Balanced Fund		WHG Dividend Growth Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2011	Period Ended October 31, 2011**	Year Ended June 30, 2011***	Year Ended June 30, 2010***

$(2,046)	$(77,723)	$10,409,618	$5,012,277	$181,812	$158,976	$289,907	$796,444	$458,996
4,751,053	2,948,332	2,317,285	5,897,057	473,934	245,313	(1,788,740)	7,787,029	810,700
—	—	—	—	—	—	—	419	—
(2,196,770)	1,793,526	2,035,461	15,561,753	(191,767)	557,242	(674,825)	4,325,937	4,828,374

2,552,237	4,664,135	14,762,364	26,471,087	463,979	961,531	(2,173,658)	12,909,829	6,098,070

—	—	(8,203,793)	(5,518,584)	(180,113)	(160,576)	—	(459,739)	(239,009)
—	—	(360,345)	(53,940)	—	—	—	—	—
—	(5,154)	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

—	(5,154)	(8,564,138)	(5,572,524)	(180,113)	(160,576)	—	(459,739)	(239,009)

10,508,028	9,934,856	310,447,558	83,277,741	688,623	643,731	2,745,952	18,093,302	5,667,019
—	—	—	—	—	—	—	—	—
—	5,048	7,834,089	4,880,431	171,974	153,274	—	440,424	227,231
(10,885,638)	(4,470,419)	(78,103,080)	(31,553,109)	(858,574)	(930,586)	(1,271,304)	(10,822,447)	(1,210,557)

(377,610)	5,469,485	240,178,567	56,605,063	2,023	(133,581)	1,474,648	7,711,279	4,683,693

N/A	N/A	21,447,060	6,046,899	N/A	N/A	N/A	N/A	N/A
N/A	N/A	355,529	53,763	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	(3,802,809)	(4,249)	N/A	N/A	N/A	N/A

N/A	N/A	17,999,780	6,096,413	N/A	N/A	N/A	N/A	N/A

(377,610)	5,469,485	258,178,347	62,701,476	2,023	(133,581)	1,474,648	7,711,279	4,683,693

2,174,627	10,128,466	264,376,573	83,600,039	285,889	667,374	(699,010)	20,161,369	10,542,754

$30,489,821	$20,361,355	$208,998,131	$125,398,092	$9,918,262	$9,250,888	$72,293,132	$52,131,763	$41,589,009

$32,664,448	$30,489,821	$473,374,704	$208,998,131	$10,204,151	$9,918,262	$71,594,122	$72,293,132	$52,131,763

$20,938	$—	$1,584,690	$(122,430)	$11,349	$9,650	$1,073,407	$783,500	$459,739

1,104,269	1,260,305	27,499,119	7,996,625	66,294	66,706	262,258	1,726,469	581,766
—	—	—	—	—	—	—	—	—
—	641	699,475	473,177	16,779	15,978	—	40,856	22,930
(1,129,987)	(561,639)	(7,162,856)	(3,057,247)	(83,072)	(97,026)	(115,006)	(1,008,767)	(125,178)

(25,718)	699,307	21,035,738	5,412,555	1	(14,342)	147,252	758,558	479,518

N/A	N/A	1,905,711	558,800	N/A	N/A	N/A	N/A	N/A
N/A	N/A	31,791	5,048	N/A	N/A	N/A	N/A	N/A
N/A	N/A	(340,835)	(393)	N/A	N/A	N/A	N/A	N/A

N/A	N/A	1,596,667	563,455	N/A	N/A	N/A	N/A	N/A

(25,718)	699,307	22,632,405	5,976,010	1	(14,342)	147,252	758,558	479,518

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share Outstanding Throughout the Period
	NET ASSET VALUE BEGIN- NING OF PERIOD	NET INVEST- MENT INCOME (LOSS)		NET REALIZED AND UNREA- LIZED GAINS (LOSSES) ON SECURI- TIES	TOTAL FROM OPERA- TIONS	DIVID- ENDS FROM NET INVEST- MENT INCOME	DISTRIB- UTIONS FROM REALI- ZED CAPITAL GAINS	RETURN OF CAPITAL		TOTAL DIVID- ENDS & DISTRIB- UTIONS	NET ASSET VALUE, END OF PERIOD	TOTAL RET- URN‡		NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLU- DING WAIVERS & RECOV- ERED FEES)	RATIO OF NET INVEST- MENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORT- FOLIO TURN- OVER RATE
WHG LargeCap Value Fund
Institutional Class (commenced operations on June 28, 2006)
2011	$9.70	$0.13	^^	$0.42	$0.55	$(0.10)	$—	$—		$(0.10)	$10.15	5.62%		$215,894	1.00	%^	0.91%	1.26%	42%
2010	8.64	0.10	^^	1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00	^	0.97	1.04	57
2009	8.74	0.11	^^	(0.12)	(0.01)	(0.09)	—	—		(0.09)	8.64	(0.04	)†	125,933	1.00		1.14	1.43	89
2008	12.98	0.15	^^	(4.08)	(3.93)	(0.09)	(0.22)	—		(0.31)	8.74	(30.94	)†	53,506	1.00		1.41	1.42	70
2007	10.72	0.12	^^	2.18	2.30	(0.04)	—	—		(0.04)	12.98	21.54	†	23,841	1.00		1.82	1.04	50
Class A (commenced operations on December 31, 2007)
2011	$9.67	$0.10	^^	$0.42	$0.52	$(0.06)	$—	$—		$(0.06)	$10.13	5.37%		$4,352	1.25	%^	1.16%	1.02%	42%
2010	8.63	0.07	^^	1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25	^	1.22	0.73	57
2009	8.73	0.08	^^	(0.11)	(0.03)	(0.07)	—	—		(0.07)	8.63	(0.25	)†	5,251	1.25		1.35	0.95	89
2008	12.10	0.10	^^	(3.47)	(3.37)	—	—	—		—	8.73	(27.85	)†	673	1.25	*	1.65 *	1.14 *	70 (1)
WHG SMidCap Fund
Institutional Class (commenced operations on December 19, 2005)
2011	$13.90	$0.05	^^	$0.88	$0.93	$(0.05)	$(0.14)	$—		$(0.19)	$14.64	6.64%		$403,979	0.96%		0.96%	0.34%	62%
2010	11.28	0.06	^^	2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99		0.99	0.47	48
2009	9.41	0.08	^^	1.85	1.93	(0.06)	—	—		(0.06)	11.28	20.65		168,700	1.24	^	1.24	0.81	54
2008	13.84	0.11	^^	(4.03)	(3.92)	(0.17)	(0.34)	—		(0.51)	9.41	(29.25)		77,475	1.25	^	1.25	0.87	81
2007	11.47	0.26	^^	2.28	2.54	(0.09)	(0.08)	—		(0.17)	13.84	22.43	†	66,915	1.25		1.37	1.96	63
WHG SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2011	$10.00	$0.02	^^	$(1.04)	$(1.02)	$—	$—	$—		$—	$8.98	(10.20	)%†	$10,874	1.00	%*	2.35%*	0.37%*	31%**
WHG SmallCap Value Fund
Institutional Class (commenced operations on April 2, 2007)
2011	$8.56	$—	(2)^^	$0.68	$0.68	$—	$—	$—		$—	$9.24	7.94	%†	$32,664	1.25%		1.28%	(0.01)%	103%
2010	7.11	(0.02	)^^	1.47	1.45	—	—	—	(2)	—	8.56	20.42	†	30,490	1.25		1.35	(0.28)	67
2009	7.00	0.01	^^	0.13	0.14	(0.03)	—	—	(2)	(0.03)	7.11	1.99	†	20,361	1.25		1.63	0.08	82
2008	10.33	0.07	^^	(3.35)	(3.28)	(0.05)	—	—		(0.05)	7.00	(31.86	)†	17,286	1.25		1.88	0.79	93
2007	10.00	0.04	^^	0.29	0.33	—	—	—		—	10.33	3.30	†	11,787	1.25	*	2.94 *	0.72 *	25 **
WHG Income Opportunity Fund
Institutional Class (commenced operations on December 19, 2005)
2011	$11.08	$0.33	^^	$0.26	$0.59	$(0.26)	$—	$—		$(0.26)	$11.41	5.35%		$448,112	0.90	%^	0.89%	2.93%	26%
2010	9.73	0.32	^^	1.39	1.71	(0.36)	—	—		0.36	11.08	17.89	†	202,142	0.90		0.96	3.18	34
2009	9.32	0.30	^^	0.38	0.68	(0.27)	—	—		(0.27)	9.73	7.50	†	124,856	1.00		1.11	3.22	91
2008	10.61	0.36	^^	(1.13)	(0.77)	(0.32)	(0.20)	—		(0.52)	9.32	(7.50	)†	113,764	1.00		1.24	3.57	99
2007	10.45	0.59	^^	0.14 (3)	0.73	(0.57)	— (2)	—		(0.57)	10.61	7.00	†	124,430	1.00		1.41	5.45	62
Class A (commenced operations on December 31, 2007)
2011	$11.07	$0.30	^^	$0.26	$0.56	$(0.23)	$—	$—		$(0.23)	$11.40	5.13%		$25,262	1.15	%^	1.14%	2.66%	26%
2010	9.73	0.27	^^	1.41	1.68	(0.34)	—	—		0.34	11.07	17.55	†	6,856	1.15		1.20	2.59	34
2009	9.32	0.27	^^	0.39	0.66	(0.25)	—	—		(0.25)	9.73	7.23	†	543	1.25		1.38	2.88	91
2008	9.99	0.25	^^	(0.71)	(0.46)	(0.21)	—	—		(0.21)	9.32	(4.69	)†	482	1.25	*	1.47 *	3.04 *	99 (1)
WHG Balanced Fund
Institutional Class (commenced operations on September 8, 2006)
2011	$9.97	$0.18	^^	$0.29	$0.47	$(0.18)	$—	$—		$(0.18)	$10.26	4.73	%†	$10,204	0.90%		1.50%	1.76%	33%
2010	9.17	0.16	^^	0.80	0.96	(0.16)	—	—		0.16	9.97	10.57	†	9,918	0.90		1.82	1.66	39
2009	9.01	0.17	^^	0.17	0.34	(0.18)	—	—		(0.18)	9.17	3.93	†	9,251	1.00		1.94	1.98	90
2008	11.61	0.23	^^	(2.44)	(2.21)	(0.23)	(0.16)	—		(0.39)	9.01	(19.61	)†	8,672	1.00		1.97	2.18	57
2007	10.36	0.24	^^	1.24	1.48	(0.23)	—	—		(0.23)	11.61	14.40	†	9,700	1.00		2.42	2.23	31
WHG Dividend Growth Fund
Institutional Class (commenced operations on October 31, 2001)
2011(4)	$11.39	$0.05	^^	$(0.42)	$(0.37)	$—	$—	$—		$—	$11.02	(3.25	)%†	$71,594	1.00	%*	1.04%*	1.24%*	24%**
2011(5)	9.33	0.13	^^	2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02		1.03	1.19	66
2010(5)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10		1.07	0.89	50
2009(5)	10.30	0.04		(2.11)	(2.07)	(0.02)	(0.07)	—		(0.09)	8.14	(19.95	)†	41,589	1.15		1.19	0.65	100
2008(5)	12.51	0.02		(1.07)	(1.05)	(0.05)	(1.11)	—		(1.16)	10.30	(8.87)		36,948	1.15		1.15	0.19	104
2007(5)	11.54	0.06		1.47	1.53	(0.02)	(0.54)	—		(0.56)	12.51	13.51)		44,667	1.15		1.11	0.53	62

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

*Annualized.

** Not annualized.

(1)	Portfolio turnover rate is for the Fund for the year ended October 31, 2008.
(2)	Amount less than $0.01 per share.
(3)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(4)	For the period from July 1, 2011 through October 31, 2011 (See Note 1).
(5)	For the Fiscal year ending June 30 (See Note 1).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 38 funds. The financial statements herein are those of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, WHG Balanced Fund, and WHG Dividend Growth Fund (the “Funds”). WHG SMidCap Fund and WHG Income Opportunity Fund commenced operations on December 19, 2005. WHG LargeCap Value Fund commenced operations on June 28, 2006. WHG Balanced Fund commenced operations on September 8, 2006. WHG SmallCap Value Fund commenced operations on April 2, 2007. WHG SMidCap Plus Fund commenced operations on March 28, 2011. The WHG Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund and reorganized through a transfer of all assets and liabilities to the WHG Dividend Growth Fund on February 4, 2011. Each of the WHG Funds is classified as a “diversified” investment company under the 1940 Act. The WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, and WHG Dividend Growth Fund seek long-term capital appreciation. The WHG Income Opportunity Fund and WHG Balanced Fund seek long-term capital appreciation and provide current income by investing in a portfolio of stocks and fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective January 7, 2011, the WHG SMidCap Fund is closed to new investors. Existing shareholders of the WHG SMidCap Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.

Effective July 1, 2011, the WHG Dividend Growth Fund has changed its fiscal year end to October 31.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2011, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year/period ended October 31, 2011, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the WHG SMidCap Plus Fund’s intention to qualify and each of the other Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

Dividends and Distributions to Shareholders — The WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, and WHG Dividend Growth Fund distribute substantially all of their net investment income, if any, at least annually. The WHG Income Opportunity Fund and WHG Balanced Fund distribute substantially all of their net investment income, if any, quarterly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. For the WHG SMidCap Plus Fund, as of October 31, 2011, the remaining amount still to be amortized for the Fund was $19,620.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The WHG Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Effective December 31, 2007, the WHG Large Cap Value and the WHG Income Opportunity Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares

The WHG SMidCap Fund, WHG SMidCap Plus Fund and the WHG SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2011, the WHG SMidCap Fund, WHG SMidCap Plus Fund and the WHG SmallCap Value Fund incurred $335,752, $5,664 and $43,258, or 0.08%, 0.10% and 0.13% of average daily net assets, of shareholder servicing fees, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the period, the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, the WHG Balanced Fund, and the WHG Dividend Growth Fund earned credits of $417, $91, $2, $17, $317, $7 and $7, respectively.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Westwood Management Corp. (the “Adviser”).

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds as follows:

	% of average daily net assets:
Fund	Institutional Class	Class A

WHG LargeCap Value Fund	0.75%	0.75%
WHG SMidCap Fund	0.75%	N/A
WHG SMidCap Plus Fund	0.75%	N/A
WHG SmallCap Value Fund	0.85%	N/A
WHG Income Opportunity Fund	0.75%	0.75%
WHG Balanced Fund	0.75%	N/A
WHG Dividend Growth Fund	0.75%	N/A

The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Funds’ total annual operating expenses, after the effect of expense offset arrangements, from exceeding the following:

	% of average daily net assets:
Fund	Institutional Class	Class A

WHG LargeCap Value Fund	1.00%	1.25%
WHG SMidCap Fund	1.25%	N/A
WHG SMidCap Plus Fund	1.00%	N/A
WHG SmallCap Value Fund	1.25%	N/A
WHG Income Opportunity Fund	0.90%	1.15%
WHG Balanced Fund	0.90%	N/A
WHG Dividend Growth Fund	1.00%	N/A

Prior to February 4, 2011, under the terms of an investment advisory agreement with the Predecessor Fund, McCarthy Group Advisors, L.L.C. provided the Predecessor Fund with investment management services at an annual rate of 0.75% of the first $20 million of the Predecessor Fund’s average daily net assets, and 0.60% of the Predecessor Fund’s average daily net assets over $20 million. McCarthy Group Advisors, L.L.C. had contractually agreed to limit the Predecessor Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Predecessor Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets would not exceed 1.15%.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At October 31, 2011, pursuant to the above, the amount of previously waived and reimbursed fees for the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, WHG Balanced Fund and WHG Dividend Growth Fund for which the Adviser may seek reimbursement was as follows:

Expense Deferred in Fiscal Period Ending October 31:	Subject to Repayment Until October 31:	WHG LargeCap Value Fund		WHG SMidCap Plus Fund	WHG SmallCap Value Fund	WHG Income Opportunity Fund		WHG Balanced Fund	WHG Dividend Growth Fund

2008	2011	$166,902		$—	$94,826	$296,561		$92,722	$—
2009	2012	124,897		—	67,482	113,546		81,474	—
2010	2013	(63,437	)*	—	26,851	96,661		88,184	—
2011	2014	(214,557	)*	76,829	9,024	(30,025	)*	62,609	13,808
2008 Deferred Expense Expired in 2011		(13,805)		—	(94,826)	(296,561)		(92,722)	—

	Total	$—		$76,829	$103,357	$180,182		$232,267	$13,808

*Represents amount recaptured by the Advisor.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2011, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities

WHG LargeCap Value Fund	$94,823,193	$103,535,727	$—	$—
WHG SMidCap Fund	314,800,454	252,942,573	—	—
WHG SMidCap Plus Fund*	14,390,469	2,718,674	—	—
WHG SmallCap Value Fund	35,033,622	34,356,364	—	—
WHG Income Opportunity Fund	304,512,283	63,802,353	23,174,059	19,258,993
WHG Balanced Fund	3,134,691	2,676,238	326,138	522,450
WHG Dividend Growth Fund**	16,414,396	18,315,462	—	—

*	For the from Period March 28, 2011 to October 31, 2011.
**	For the from Period July 1, 2011 to October 31, 2011.

The cost of security purchases and proceeds from security sales and maturities, other than short-term securities and long term U.S. government securities in the WHG Dividend Growth Fund, for the year ended June 30, 2011, was $108,388,482 and $41,876,372, respectively.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly the following permanent differences are primarily attributable to utilization of earnings and profits on shareholder redemptions, distributions in excess, net operating losses, the Philadelphia Fund merger (as discussed in Note 10), Master Limited Partnership dividend income reclasses and REIT adjustments which have been classified to/from the following statements:

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital

WHG SMidCap Fund	$6,072	$(6,436,001)	$6,429,929
WHG SMidCap Plus Fund	50	(50)	—
WHG SmallCap Value Fund	22,984	(22,984)	—
WHG Income Opportunity Fund	(138,360)	(1,273,301)	1,411,661

These reclassifications had no impact on the net assets or net asset values of the Funds.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

WHG LargeCap Value Fund
2011	$2,078,550	$—	$—	$2,078,550
2010	1,695,420	—	—	1,695,420
WHG SMidCap Fund
2011	1,377,325	3,500,875	—	4,878,200
2010	745,696	—	—	745,696
WHG SMidCap Plus Fund
2011	—	—	—	—

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

WHG SmallCap Value Fund
2011	$—	$—	$—	$—
2010	—	—	5,154	5,154
WHG Income Opportunity Fund
2011	8,564,138	—	—	8,564,138
2010	5,572,524	—	—	5,572,524
WHG Balanced Fund
2011	180,113	—	—	180,113
2010	160,576	—	—	160,576
WHG Dividend Growth Fund
2011*	—	—	—	—
2011**	459,739	—	—	459,779
2010**	239,009	—	—	239,009

*	For the period July 1, 2011 to October 31, 2011 (See Note 1).
**	For the year ended June 30. (See Note 1).

As of October 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)

WHG LargeCap Value Fund	$2,244,173	$—	$(309,317)	$22,854,911	$(5)	$24,789,762
WHG SMidCap Fund	23,661,548	25,169,748	—	12,173,693	(5)	61,004,984
WHG SMidCap Plus Fund	73,081	—	—	(1,151,885)	—	(1,078,804)
WHG SmallCap Value Fund	20,940	1,424,992	—	574,034	(2)	2,019,964
WHG Income Opportunity Fund	2,091,601	—	(10,045,329)	24,192,856	(506,910)	15,732,218
WHG Balanced Fund	11,351	—	(1,077,013)	894,784	(1)	(170,879)
WHG Dividend Growth Fund	1,073,412	6,332,372	(1,788,740)	6,306,385	(4)	11,923,425

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

	Expires 10/31/17	Expires 10/31/18	Expires 10/31/19	Total Capital Loss Carryforwards 10/31/11

WHG LargeCap Value Fund	$—	$309,317	$—	$309,317
WHG Income Opportunity Fund	10,045,329	—	—	10,045,329
WHG Balanced Fund	1,077,013	—	—	1,077,013

During the year ended October 31, 2011, the WHG LargeCap Value Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund utilized $13,693,961, $3,413,119, $2,475,469 and $483,781, respectively, of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The WHG Dividend Growth Fund incurred losses after its June 30, 2011 tax year end. The losses will retain their character of $1,631,476 short term and $157,264 long term.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2011, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

WHG LargeCap Value Fund	$196,647,209	$35,318,203	$(12,463,292)	$22,854,911
WHG SMidCap Fund	393,017,952	54,401,647	(42,227,954)	12,173,693
WHG SMidCap Plus Fund	11,984,523	274,663	(1,426,548)	(1,151,885)
WHG SmallCap Value Fund	31,914,624	3,268,861	(2,694,827)	574,034
WHG Income Opportunity Fund	444,624,806	36,422,405	(12,229,549)	24,192,856
WHG Balanced Fund	9,269,136	1,280,194	(385,410)	894,784
WHG Dividend Growth Fund	64,370,036	7,488,074	(1,181,689)	6,306,385

8. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

At October 31, 2011, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership

WHG LargeCap Value Fund, Institutional Class	3	56%
WHG LargeCap Value Fund, Class A	3	99%
WHG SMidCap Fund, Institutional Class	3	59%
WHG SMidCap Plus Fund, Institutional Class	2	74%
WHG SmallCap Value Fund, Institutional Class	3	58%
WHG Income Opportunity Fund, Institutional Class	2	68%
WHG Income Opportunity Fund, Class A	2	81%
WHG Balanced Fund, Institutional Class	1	73%
WHG Dividend Growth Fund, Institutional Class	1	57%

10. Fund Merger:

At a meeting of the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund held on February 18, 2009, the Board approved a plan of reorganization whereby the WHG LargeCap Value Fund would acquire the Philadelphia Fund, Inc. (“Philadelphia Fund”) (the “Plan”). At a shareholder meeting held on November 6, 2009, the shareholders of the Philadelphia Fund approved the Plan. The reorganization was completed as of the close of business on November 13, 2009.

The Philadelphia Fund’s Board of Directors had been concerned about the long-term viability of the Philadelphia Fund due to its low asset size. It had become increasingly difficult for a relatively small fund, such as the Philadelphia Fund, to compete. In addition, the infrastructure and oversight (and associated costs) needed to comply with the increasing amount of regulations promulgated by the Securities and Exchange Commission had placed significantly greater regulatory and economic burdens on the Philadelphia Fund. The acquisition was accomplished through a combination of a tax-free exchange of 10,072,874 total outstanding shares of the Philadelphia Fund valued at $51,998,192 for 5,727,747 Institutional Class shares of the WHG LargeCap Value Fund. The Philadelphia Fund’s net assets were $51,998,192, including $(1,419) of accumulated net investment loss, $(398,162) of net realized loss, and $1,223,764 of unrealized appreciation on investments. The Philadelphia Fund’s net assets were primarily comprised of investments in securities with a fair value of $50,395,781 and cash of $1,495,915. The aggregate net assets of WHG LargeCap Value Fund immediately before and after the acquisition were $138,677,259 and $190,675,451, respectively.

The financial statements represent the WHG LargeCap Value Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Philadelphia Fund

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on November 1, 2009, the WHG LargeCap Value Fund’s net investment income, net gain on investments and net increase in net assets from operations for the year ended October 31, 2010 would have been $2,141,321 $21,704,201 and $23,845,522, respectively.

11. Fund Reorganization:

On February 1, 2011, the shareholders of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”) voted to approve a tax-free reorganization (the “Reorganization”) of the Predecessor Fund through a transfer of all assets and liabilities to the WHG Dividend Growth Fund, an existing shell series of the Trust. The Reorganization took place on February 5, 2011. At the close of business on February 4, 2011, each shareholder of the Predecessor Fund received shares of the Fund’s Institutional Class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Predecessor Fund immediately prior to the Reorganization. As of February 5, 2011, the net assets and shares outstanding of the Predecessor Fund were $70,963,038 and 6,292,667, respectively.

12. Recent Accounting Pronouncement:

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

13. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus, WHG SmallCap Value Fund,

WHG Income Opportunity Fund, WHG Balanced Fund and WHG Dividend Growth Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, WHG Balanced Fund and WHG Dividend Growth Fund (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2011, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods indicated therein for the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the year ended June 30, 2011 and the period ended October 31, 2011 for the WHG Dividend Growth Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2010 and the financial highlights for each of the four years in the period ended June 30, 2010 of the WHG Dividend Growth Fund were audited by other auditors, whose report dated August 26, 2010 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, WHG Balanced Fund and WHG Dividend Growth Fund of The Advisors’ Inner Circle Fund at October 31, 2011, the results of operations, the changes in net assets and financial highlights for each of the years or periods indicated therein for the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SMidCap Plus Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund, and the results of operations, changes in net assets and financial highlights for the year ended June 30, 2011 and the period ended October 31, 2011 for the WHG Dividend Growth Fund, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2011

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
WHG LargeCap Value Fund, Institutional Class	$1,000.00	$907.90	1.00%	$4.81
WHG LargeCap Value Fund, Class A	1,000.00	906.90	1.25%	6.01
WHG SMidCap Fund, Institutional Class	1,000.00	870.90	0.97%	4.57
WHG SMidCap Plus Fund, Institutional Class	1,000.00	872.70	1.00%	4.72
WHG SmallCap Value, Institutional Class	1,000.00	888.50	1.25%	5.95
WHG Income Opportunity Fund, Institutional Class	1,000.00	988.40	0.90%	4.51
WHG Income Opportunity Fund, Class A	1,000.00	987.30	1.15%	5.76
WHG Balanced Fund, Institutional Class	1,000.00	957.10	0.90%	4.44
WHG Dividend Growth Fund, Institutional Class	1,000.00	938.70	0.99%	4.84

Hypothetical 5% Return
WHG LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.16	1.00%	$5.09
WHG LargeCap Value Fund, Class A	1,000.00	1,018.90	1.25%	6.36
WHG SMidCap Fund, Institutional Class	1,000.00	1,020.32	0.97%	4.94
WHG SMidCap Plus Fund, Institutional Class	1,000.00	1,020.16	1.00%	5.09
WHG SmallCap Value, Institutional Class	1,000.00	1,018.90	1.25%	6.36
WHG Income Opportunity Fund, Institutional Class	1,000.00	1,020.67	0.90%	4.58
WHG Income Opportunity Fund, Class A	1,000.00	1,019.41	1.15%	5.85
WHG Balanced Fund, Institutional Class	1,000.00	1,020.77	0.90%	4.58
WHG Dividend Growth Fund, Institutional Class	1,000.00	1,020.21	0.99%	5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of November 16, 2011.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi- Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT BOARD MEMBERS[3,4]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

JOSEPH T. GRAUSE 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998-2006). Director, The FBR Rushmore Funds (2002-2005). Trustee, Diversified Investors Portfolios (2006-2008).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT BOARD MEMBERS[3,4] (continued)

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian- registered mutual funds.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian- registered mutual funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member
OFFICERS

MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

None.
DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

None.
JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.	None.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 9-10, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, approach to risk management, best execution, use of soft dollars and business plan. In addition, the Adviser’s representatives then reviewed each Fund’s portfolio characteristics with respect to sector weightings or asset weightings. The Adviser’s representatives also discussed the reorganization of the McCarthy Multi-Cap Stock Fund into the WHG Dividend Growth Fund earlier that year. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark index and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. With respect to the WHG SMidCap Fund, the Board noted that the Fund had generally outperformed its benchmark index. With respect to the WHG Income Opportunity Fund, WHG LargeCap Value Fund and WHG SmallCap Value Fund, the Board noted that each Fund’s performance was comparable to that of its respective benchmark index. With respect to the WHG Dividend Growth Fund, the Board noted that the Fund’s performance for the period since the reorganization was comparable to that of its benchmark. With respect to the WHG Balanced Fund, the Board noted that, although the Fund had historically underperformed its benchmark, its performance was not substantially below that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS — continued (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2011, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
WHG LargeCap Value Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
WHG SMidCap Fund	60.26%	39.74%	100.00%	39.88%	40.09%	0.00%	0.01%	100.00%
WHG SMidCap Plus Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
WHG SmallCap Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
WHG Income Opportunity Fund	0.00%	100.00%	100.00%	51.42%	52.63%	9.83%	32.47%	0.00%
WHG Balanced Fund	0.00%	100.00%	100.00%	74.51%	75.30%	15.42%	42.09%	0.00%
WHG Dividend Growth Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Analytic Global Long-Short Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The WHG Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.whgfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-AR-001-0600

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.